[photo of tree-lined road]

                                           Annual Report August 31, 2000

Oppenheimer
Main Street(R)
Growth & Income Fund


[logo] OppenheimerFunds(R)
       The Right Way to Invest

REPORT HIGHLIGHTS

The Fund avoided much of the market's high levels of volatility, and surpassed the S&P 500's total rate of return for the reporting period ended August 31, 2000.
We reduced our technology holdings in late 1999, limiting the impact of the downturn in technology that occurred in March, April and May of 2000.
We emphasized holdings in the energy sector, which benefited from rising prices for oil and gas during most of 2000.


     Contents

 1   President's Letter

 3   An Interview
     with Your Fund's
     Managers

 8   Fund Performance

14   Financial
     Statements

42   Independent
     Auditors' Report

43   Federal
     Income Tax
     Information

44   Officers and
     Directors


Average Annual
Total Returns*
For the 1-Year Period
Ended 8/31/00

Class A
Without       With
Sales Chg.    Sales Chg.
------------------------
17.74%        10.98%

Class B
Without       With
Sales Chg.    Sales Chg.
------------------------
16.84%        11.84%

Class C
Without       With
Sales Chg.    Sales Chg.
------------------------
16.87%        15.87%

Class Y
------------------------
18.00%


* See Notes on page 12 for further details.

PRESIDENT'S LETTER


[photos]
James C. Swain
Chairman
Oppenheimer
Main Street Growth &
Income Fund

Bridget A. Macaskill
President
Oppenheimer
Main Street Growth &
Income Fund


Dear Shareholder,

Over the past several decades, our investment teams have learned the importance of avoiding complacency when it comes to navigating the financial markets--especially when times are good. Right now, times appear particularly good. The U.S. economy is in its tenth year of expansion. In the bond market, U.S. Treasury issues have been performing favorably over the past year. In addition, despite volatility in the second quarter, the stock market has been providing attractive returns from a wide spectrum of industry sectors, capitalization ranges and investment styles.
   We have arrived at this juncture after months of monitoring the rapid pace of global economic growth and its implications for inflation, as well as the Federal Reserve Board's evolving monetary policy. At this point, economic indicators suggest a dampening of short-term inflationary pressures. While recent increases in oil prices are certainly taking their toll, we don't believe this signals a return to 1970's-style inflation. Accordingly, if the Fed continues in its diligence, the economy could maintain its healthy rate of growth.
   In the bond market, the achievement of a federal budget surplus has prompted the Treasury to buy back many of its long-term securities. The resulting supply shortage boosted these securities' returns, causing an inversion of the yield curve--an unusual situation in which shorter term Treasuries yield more than their longer term counterparts. Other bond sectors are offering many opportunities in the form of attractive valuations.
   Perhaps most important is that we have begun to see encouraging signs in the stock market. Formerly high-flying Internet stocks have generally come down to earth, and investors have


1 | OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

PRESIDENT'S LETTER


begun to refocus on companies with strong business fundamentals and justifiable valuations. Investors have also returned to long-neglected, value-oriented companies.
    What else do these various trends tell us? They tell us that the ability to discriminate between long-term potential and short-lived fads has become more critical than ever. Trying to generate good long-term performance requires tracking the best companies through intensive research, combined with hard-earned experience.
    At OppenheimerFunds, our seasoned portfolio management teams fight complacency by remaining constantly aware of the risks that face the economy and financial markets. Virtually anything could affect the overall markets--a surge in inflation, a decline in productivity, deteriorating corporate earnings, or even the new Administration's proposals regarding tax reform, healthcare and Social Security. However, by remaining vigilant in our quest for fundamentally sound businesses, we believe we can find good investments that can weather market volatility.
    In this environment, we encourage you to consult your financial advisor and to stay on track with your long-term financial plan. For our part, we will continue to monitor the opportunities and risks ever present in the financial markets. Thank you for your confidence in OppenheimerFunds, The Right Way to Invest.

Sincerely,
/s/ James C. Swain           /s/ Bridget A. Macaskill
James C. Swain                   Bridget A. Macaskill
September 22, 2000


These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict or depict performance of the securities markets or any particular fund. Specific discussion, as it applies to your Fund, is contained in the pages that follow. Stocks and bonds have different types of investment risks; stocks are subject to market volatility and bonds are subject to credit and interest rate risks.


2 | OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS


[photo]
Portfolio Management
Team (l to r)
Charles Albers
Nikolaos Monoylos

Q How would you characterize the Fund's performance during the one-year period that ended August 31, 2000?
A. We are pleased with Oppenheimer Main Street(R) Growth & Income Fund's performance during the recent fiscal year. The Fund avoide much of the volatility that characterized equity markets during the period. The Fund's Class A shares generated a 17.74% average annual total return, without sales charge, for the period that ended August 31, 2000, outperforming its benchmark for the same one-year time period. The S&P 500 produced a 16.32% return.(1)
   We attribute these results to our disciplined investment approach, which uses state-of-the-art quantitative analysis to help identify stocks that we believe are well positioned to outperform the overall market over the long term. We made several improvements to our stock-selection process and portfolio-management techniques during the period, which we believe contributed to the Fund's positive performance.

What made this such a volatile period?
Throughout the period, investors struggled to weigh the positive impact of encouraging economic trends against the negative impact of rising interest rates. In late 1999, equity markets were driven higher by continued strength in the U.S. economy, low rates of inflation, growing evidence of global economic recovery and diminishing fears of Y2K-related problems. However, concerned that the U.S. economy's rate of growth could give rise to inflation, the Federal Reserve Board (the Fed) began to raise interest rates. Rate hikes generally tend to hurt the valuation of stocks, because they raise the cost of borrowed capital and reduce the present value of earnings.


1. The Standard & Poor's (S&P) 500 Index is a broad-based index of equity securities widely regarded as a general measurement of the performance of the U.S. equity securities market. It cannot be purchased directly by investors.


3 | OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS


   Accordingly, as the Fed continued to raise interest rates in 2000, many segments of the equity market sagged. Yet, despite interest-rate concerns, investors seemed willing to pay increasingly higher prices for the high-growth potential of many technology-related stocks. Market strength became increasingly concentrated in a relatively small number of technology stocks, driving the valuations of these companies to extremely high levels by March 2000.
   During the second quarter of 2000, interest rate concerns finally took their toll on technology stocks, causing many of the highest flying stocks in the sector to fall as rapidly as they had risen. Investors showed renewed concern about company fundamentals and profitability, shifting the focus of market strength from growth- to value-oriented stocks in April and May. In June, July and August, however, better-than-expected corporate earnings reports--along with preliminary signs that U.S. economic growth might be slowing in response to the Fed's measures--helped bolster investor confidence and gave new impetus to the broad equity markets. A number of sectors participated in this rally, including technology, energy and healthcare.

How did you manage the Fund in light of these conditions?
Our quantitative cap-size model generally ranked large-cap stocks higher than smaller stocks in the prevailing market environment. As a result, we raised the cap size of our holdings from slightly smaller than the average of the S&P 500 Index at the beginning of the period to slightly larger at the end of the period. This shift generally benefited the Fund's performance for the period as a whole.
   Our analytical models also helped us limit the impact of technology stock volatility on the Fund's performance. In late 1999, our models indicated that technology stock valuations might be unsustainably high. We responded by reducing our


[callout]
"Improvements to our stock selection process and portfolio management techniques contributed to the Fund's positive performance."


4 | OPPENHEIMER MAIN STREET GROWTH & INCOME FUND technology holdings to a significantly lower proportion of the portfolio, compared with the S&P 500. While we missed some of technology's upside performance in early 2000, we also avoided some of the downturn that occurred when the technology bubble deflated in March, April and May. As technology prices fell, we took advantage of the opportunity to increase our holdings among the sector's larger, better established companies.
   We achieved strong performance from investments in other sectors of the economy as well. Our analytical models led us to allocate a considerably higher percentage of the Fund's assets to energy than did the S&P 500 Index. We achieved strong returns from these holdings, which benefited from steadily rising prices for oil and gas, and consolidations among several of the industry's key players.

Did any of the Fund's investments fail to meet your expectations?
Our financial industry holdings were pressured by the rising interest rate environment. Rising rates tend to be detrimental to the profitability and asset quality of banks and insurance companies, and thus have a disproportionately negative impact on financial services stocks. However, the Fund's performance, compared to the S&P 500, benefited from our decision to allocate a relatively small portion of the portfolio to the financial sector.
   Of course, not all of our investment decisions proved equally effective. We held relatively large positions in consumer cyclicals, a sector that generally performed poorly. We also held relatively small positions in healthcare, which showed surprising strength. In general, however, our investment decisions helped enable the Fund to produce returns superior to our benchmark, while avoiding some of the market's volatility. This helped the Fund's investors enjoy a relatively smooth ride during the last fiscal year as a result.


Average Annual
Total Returns
For the Periods Ended 9/30/00(2)

Class A
1-Year  5-Year 10-Year
------------------------
7.35%   16.47% 23.19%

Class B        Since
1-Year  5-Year Inception
------------------------
8.05%   16.75% 17.91%

Class C        Since
1-Year  5-Year Inception
------------------------
12.05%  16.98% 16.28%

Class Y        Since
1-Year  5-Year Inception
------------------------
14.21%  N/A    19.21%


2. See page 12 for further details.


5 | OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

What kinds of improvements did you make to the Fund's stock selection process and portfolio management techniques?
We continually refine our investment process, emphasizing analytical factors we believe are most likely to predict relative stock performance in the prevailing environment. We implemented several such refinements during the recent fiscal year. For example, successful companies often start as fast-growing enterprises and later mature into slower growing, larger firms with more pronounced value characteristics. As companies make this transition, investors' attitudes toward the company change, causing changes in the behavior of the stock. We have incorporated new predictive factors in our models that helped focus on the pattern of these changes so that we can seek to better manage the Fund's holdings in light of evolving investor psychology.

What is your outlook for the coming months?
The outlook for interest rates and economic growth remains cloudy. Until conditions become clearer, we believe that market volatility is likely to remain high. Our quantitative cap-size model now suggests that large-cap and mid-cap stocks are generally likely to outperform mega-caps in the period ahead. Additional models suggest maintaining a balance of growth and value factors in identifying the stocks best able to weather market volatility and participate in market strength. Of course, we seek to constantly evolve our models in response not only to changing stock data, but also to changing market dynamics. Combining our models with our many years of portfolio management experience helps provide us with powerful tools for running a successful fund.


6 | OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

   Whatever the coming year brings, we remain committed to our balanced, disciplined investment approach. We continue to sharpen the strategies that have worked well for us in the past, and that, we believe, continue to make Oppenheimer Main Street Growth & Income Fund a core part of The Right Way to Invest.


Portfolio Allocation(3)
[pie chart]
Stocks          93.4%
Bonds            0.6
Cash
Equivalents      6.0


Top Five Common Stock Industries(4)
-----------------------------------------------------------
Electronics                                           12.9%
-----------------------------------------------------------
Oil: Domestic                                          7.9
-----------------------------------------------------------
Healthcare/Drugs                                       7.2
-----------------------------------------------------------
Computer Hardware                                      6.8
-----------------------------------------------------------
Electrical Equipment                                   5.7


Top Ten Common Stock Holdings(4)
-----------------------------------------------------------
Intel Corp.                                            6.5%
-----------------------------------------------------------
General Electric Co.                                   4.6
-----------------------------------------------------------
Cisco Systems, Inc.                                    3.4
-----------------------------------------------------------
Citigroup, Inc.                                        3.2
-----------------------------------------------------------
Exxon Mobil Corp.                                      2.8
-----------------------------------------------------------
Wal-Mart Stores, Inc.                                  2.5
-----------------------------------------------------------
Oracle Corp.                                           2.3
-----------------------------------------------------------
Sun Microsystems, Inc.                                 2.0
-----------------------------------------------------------
Royal Dutch Petroleum Co., NY Shares                   1.8
-----------------------------------------------------------
Pfizer, Inc.                                           1.6


3. Portfolio is subject to change. Percentages are as of August 31, 2000, and are based on total market value of investments.
4. Portfolio is subject to change. Percentages are as of August 31, 2000, and are based on net assets.


7 | OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

FUND PERFORMANCE

How Has the Fund Performed?

Below is a discussion, by the Manager, of the Fund's performance during its fiscal year ended August 31, 2000, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

Management's discussion of performance. During the fiscal year that ended August 31, 2000, the U.S. economy enjoyed strong growth. Market strength was concentrated in technology stocks in late 1999 and early 2000. Guided by our quantitative investment models, we reduced the Fund's technology holdings as valuations rose to extreme levels. We emphasized large-cap stocks and energy-related holdings, and maintained a balance between value- and growth-oriented stocks. In mid-March 2000, concerns over rising interest rates caused technology stocks to fall sharply, and shifted the market's direction in favor of value-oriented stocks until late May. Energy stocks performed well in response to rising oil and gas prices. Broad markets rallied in June, July and August in the face of strong earnings reports and mounting evidence that economic growth was slowing to a sustainable rate. We achieved our strongest returns from technology and energy, while consumer cyclicals detracted from our overall performance. The Fund's portfolio holdings, allocations and strategies are subject to change.
Comparing the Fund's performance to the market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until August 31, 2000. In the case of Class A shares, performance is measured over a ten-year period; in the case of Class B shares, from the inception of the class on October 3, 1994; in the case of Class C shares, from the inception of the class on December 1, 1993; and in the case of Class Y shares, from the


8 | OPPENHEIMER MAIN STREET GROWTH & INCOME FUND inception of the class on November 1, 1996. The graphs reflect the deduction of the maximum initial sales charge on Class A shares and the applicable contingent deferred sales charge for Class B and Class C shares, and reinvestment of all dividends and capital distributions.
   The Fund's performance is compared to the performance of the Standard & Poor's (S&P) 500 Index. The S&P 500 Index is a broad-based index of equity securities widely regarded as a general measurement of the performance of the U.S. equity securities market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction cost, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the S&P 500 Index, which tend to be securities of larger, well-capitalized companies.


9 | OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

FUND PERFORMANCE

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

                Oppenheimer Main Street Growth & Income Fund (Class A)          S&P 500 Index
6/30/90          9425                                                           10000
9/30/90          8488                                                            8627
12/31/90         8717                                                            9400
3/31/91         10377                                                           10763
6/30/91         10424                                                           10737
9/30/91         12544                                                           11310
12/31/91        14504                                                           12257
3/31/92         15531                                                           11948
6/30/92         14539                                                           12175
9/30/92         14962                                                           12559
12/31/92        19010                                                           13190
3/31/93         20566                                                           13765
6/30/93         21282                                                           13831
9/30/93         24324                                                           14188
12/31/93        25737                                                           14516
3/31/94         25673                                                           13967
6/30/94         24333                                                           14025
9/30/94         25754                                                           14709
12/31/94        25342                                                           14707
3/31/95         27348                                                           16137
6/30/95         29327                                                           17676
9/30/95         31885                                                           19079
12/31/95        33140                                                           20227
3/31/96         35001                                                           21312
6/30/96         35855                                                           22268
8/31/96(1)      34689                                                           21734
11/30/96        39082                                                           25371
2/28/97         40438                                                           26628
5/31/97         42697                                                           28714
8/31/97         45473                                                           30564
11/30/97        47573                                                           32602
2/28/98         51388                                                           35945
5/31/98         54227                                                           37516
8/31/98         47145                                                           33046
11/30/98        56420                                                           40324
2/28/99         59928                                                           43048
5/31/99         63370                                                           45406
8/31/99         65352                                                           46200
11/30/99        66997                                                           48748
2/29/00         67340                                                           48096
5/31/00         70950                                                           50160
8/31/00         76949                                                           53733

Average Annual Total Return of Class A Shares of the Fund at 8/31/00(2) 1-Year 10.98% 5-Year 18.52% 10-Year 23.54%


Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

                Oppenheimer Main Street Growth & Income Fund (Class B)          S&P 500 Index
10/03/94        10000                                                           10000
12/31/94         9846                                                            9754
03/31/95        10599                                                           10703
6/30/95         11341                                                           11723
09/30/95        12306                                                           12654
12/31/95        12765                                                           13415
03/31/96        13458                                                           14135
06/30/96        13762                                                           14769
08/31/96(1)     13293                                                           14415
11/30/96        14952                                                           16826
02/28/97        15438                                                           17661
05/31/97        16274                                                           19044
08/31/97        17298                                                           20271
11/30/97        18064                                                           21623
02/28/98        19473                                                           23840
05/31/98        20504                                                           24882
08/31/98        17792                                                           21917
11/30/98        21259                                                           26744
02/28/99        22540                                                           28550
05/31/99        23787                                                           30115
08/31/99        24484                                                           30641
11/30/99        25056                                                           32331
02/29/00        25129                                                           31898
05/31/00        26427                                                           33267
08/31/00        28507                                                           35637

Average Annual Total Return of Class B Shares of the Fund at 8/31/00(2) 1-Year 11.84% 5-Year 18.83% Life 19.39%


1. The Fund changed its fiscal year end from 6/30 to 8/31.
2. See page 12 for further details.


10 | OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

                Oppenheimer Main Street Growth & Income Fund (Class C)          S&P 500 Index
12/1/93         10000                                                           10000
12/31/93        10467                                                           10024
3/31/94         10414                                                            9645
6/30/94          9856                                                            9685
                10412                                                           10158
                10225                                                           10156
                11011                                                           11144
6/30/95         11790                                                           12206
                12791                                                           13176
                13268                                                           13968
                13993                                                           14718
6/30/96         14308                                                           15377
8/31/96(1)      13826                                                           15009
                15544                                                           17520
                16057                                                           18389
                16917                                                           19829
8/31/97         17982                                                           21106
                18783                                                           22514
                20254                                                           24822
                21325                                                           25907
8/31/98         18504                                                           22820
                22106                                                           27846
                23437                                                           29727
                24741                                                           31356
8/31/99         25460                                                           31904
                26055                                                           33664
                26136                                                           33213
                27481                                                           34639
8/31/00         29754                                                           37106

Average Annual Total Return of Class C Shares of the Fund at 8/31/00(2) 1-Year 15.87% 5-Year 19.04% Life 17.53%


Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

                Oppenheimer Main Street Growth & Income Fund (Class Y)          S&P 500 Index
11/1/96         10000                                                           10000
11/30/96        10623                                                           11052
2/28/97         11006                                                           11600
5/31/97         11632                                                           12508
8/31/97         12398                                                           13314
                12976                                                           14202
                14025                                                           15658
                14804                                                           16342
8/31/98         12879                                                           14395
                15419                                                           17565
                16375                                                           18752
                17333                                                           19780
8/31/99         17883                                                           20125
                18339                                                           21235
                18442                                                           20951
                19432                                                           21850
8/31/00         21101                                                           23407

Average Annual Total Return of Class Y Shares of the Fund at 8/31/00(2) 1-Year 18.00% Life 21.51%


The performance information in the graphs for the S&P 500 Index begins on 6/30/90 for Class A, 9/30/94 for Class B, 11/30/93 for Class C and 10/31/96 for Class Y.

Past performance is not predictive of future performance. Graphs are not drawn to the same scale.


11 | OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

NOTES

In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term changes. For quarterly updates on the Fund's performance, please contact your financial advisor, call us at 1.800.525.7048 or visit our website at www.oppenheimerfunds.com.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not show the effects of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Class A. The inception date of the Fund was 2/3/88. Class A returns include the current maximum initial sales charge of 5.75%. Class B shares of the Fund were first publicly offered on 10/3/94.

Class B returns include the applicable contingent deferred sales charge of 5% (1-year), 2% (5-year) and 1% (since inception). Class B shares are subject to an annual 0.75% asset-based sales charge. The ending account value shown in the graph is net of the applicable 1% contingent deferred sales charge. Class C shares of the Fund were first publicly offered on 12/1/93.

Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class Y shares of the Fund were first publicly offered on 11/1/96. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


12 | OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

Financials




13 | OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

STATEMENT OF INVESTMENTS  August 31, 2000


                                                                      Market Value
                                                             Shares     See Note 1
==================================================================================
 Common Stocks--94.0%
----------------------------------------------------------------------------------
 Basic Materials--1.6%
----------------------------------------------------------------------------------
 Chemicals--0.8%
 Dexter Corp.                                               262,000   $ 15,490,750
----------------------------------------------------------------------------------
 Dow Chemical Co.                                         1,283,900     33,622,131
----------------------------------------------------------------------------------
 Du Pont (E.I.) de Nemours & Co.                          1,424,482     63,923,630
----------------------------------------------------------------------------------
 Ecolab, Inc.                                               225,000      8,760,937
----------------------------------------------------------------------------------
 Engelhard Corp.                                            206,700      3,875,625
----------------------------------------------------------------------------------
 Lafarge Corp.                                              100,000      2,437,500
----------------------------------------------------------------------------------
 Union Carbide Corp.                                        842,300     33,744,644
----------------------------------------------------------------------------------
 Universal Corp.                                             71,400      1,847,475
                                                                      ------------
                                                                       163,702,692

----------------------------------------------------------------------------------
 Metals--0.5%
 AK Steel Holding Corp.                                     283,350      3,081,431
----------------------------------------------------------------------------------
 Alcan Aluminium Ltd.                                       440,000     14,437,500
----------------------------------------------------------------------------------
 Alcoa, Inc.                                              2,124,800     70,649,600
----------------------------------------------------------------------------------
 Inco Ltd.(1)                                               783,800     14,010,425
----------------------------------------------------------------------------------
 Reliance Steel & Aluminum Co.                              180,000      3,712,500
                                                                      ------------
                                                                       105,891,456

----------------------------------------------------------------------------------
 Paper--0.3%
 Pactiv Corp.(1)                                            416,900      4,585,900
----------------------------------------------------------------------------------
 Rayonier, Inc.                                             196,000      8,146,250
----------------------------------------------------------------------------------
 Westvaco Corp.                                             131,800      3,608,025
----------------------------------------------------------------------------------
 Weyerhaeuser Co.                                           825,100     38,212,444
                                                                      ------------
                                                                        54,552,619

----------------------------------------------------------------------------------
 Capital Goods--9.2%
----------------------------------------------------------------------------------
 Aerospace/Defense--0.7%
 Boeing Co.                                               2,267,300    121,583,962
----------------------------------------------------------------------------------
 General Dynamics Corp.                                     109,600      6,897,950
----------------------------------------------------------------------------------
 L-3 Communications Holdings, Inc.(1)                        32,700      1,933,387
                                                                      ------------
                                                                       130,415,299

----------------------------------------------------------------------------------
 Electrical Equipment--5.7%
 AVX Corp.                                                  813,000     24,339,187
----------------------------------------------------------------------------------
 Conexant Systems, Inc.(1)                                  546,500     20,322,969
----------------------------------------------------------------------------------
 Emerson Electric Co.                                       292,100     19,333,369
----------------------------------------------------------------------------------
 General Electric Co.                                    15,753,000    924,504,187
----------------------------------------------------------------------------------
 Integrated Device Technology, Inc.(1)                      619,300     54,343,575
----------------------------------------------------------------------------------
 Molex, Inc., Cl. A                                         598,300     24,006,787
----------------------------------------------------------------------------------
 Rockwell International Corp.                               790,500     31,965,844


14 | OPPENHEIMER MAIN STREET GROWTH & INCOME FUND


                                                                      Market Value
                                                             Shares     See Note 1
----------------------------------------------------------------------------------
 Electrical Equipment Continued
 SPX Corp.(1)                                               202,000 $   33,128,000
----------------------------------------------------------------------------------
 Symbol Technologies, Inc.                                  294,000     12,164,250
----------------------------------------------------------------------------------
 Vishay Intertechnology, Inc.(1)                            250,000     10,078,125
                                                                    --------------
                                                                     1,154,186,293

----------------------------------------------------------------------------------
 Industrial Services--0.1%
 Paychex, Inc.                                              658,550     29,387,794
----------------------------------------------------------------------------------
 Manufacturing--2.7%
 American Standard Cos., Inc.(1)                            780,000     36,123,750
----------------------------------------------------------------------------------
 Avery-Dennison Corp.                                       958,000     51,791,875
----------------------------------------------------------------------------------
 Ball Corp.                                                  30,300      1,049,137
----------------------------------------------------------------------------------
 Bemis Co., Inc.                                            168,700      5,651,450
----------------------------------------------------------------------------------
 Cooper Industries, Inc.                                    377,800     13,341,062
----------------------------------------------------------------------------------
 Corning, Inc.                                              150,500     49,354,594
----------------------------------------------------------------------------------
 Dover Corp.                                                984,200     48,102,775
----------------------------------------------------------------------------------
 Energizer Holdings, Inc.(1)                                 85,266      1,684,003
----------------------------------------------------------------------------------
 Honeywell International, Inc.                            1,144,500     44,134,781
----------------------------------------------------------------------------------
 Illinois Tool Works, Inc.                                  401,100     22,486,669
----------------------------------------------------------------------------------
 Kulicke & Soffa Industries, Inc.(1)                         55,200      1,003,950
----------------------------------------------------------------------------------
 Mark IV Industries, Inc.                                   650,000     14,543,750
----------------------------------------------------------------------------------
 Mettler-Toledo International, Inc.(1)                      264,000     12,490,500
----------------------------------------------------------------------------------
 Microchip Technology, Inc.(1)                              145,500      9,903,094
----------------------------------------------------------------------------------
 Miller (Herman), Inc.                                      254,400      8,124,900
----------------------------------------------------------------------------------
 Minnesota Mining & Manufacturing Co.                     1,732,200    161,094,600
----------------------------------------------------------------------------------
 Parker-Hannifin Corp.                                      183,000      6,370,687
----------------------------------------------------------------------------------
 PE Corp.-PE Biosystems Group                               249,000     24,495,375
----------------------------------------------------------------------------------
 United Technologies Corp.                                  400,300     24,993,731
                                                                    --------------
                                                                       536,740,683

----------------------------------------------------------------------------------
 Communication Services--3.5%
----------------------------------------------------------------------------------
 Telecommunications: Long Distance--1.8%
 ALLTEL Corp.                                               356,000     18,000,250
----------------------------------------------------------------------------------
 Broadcom Corp., Cl. A(1)                                    96,900     24,225,000
----------------------------------------------------------------------------------
 Brocade Communications Systems, Inc.(1)                    149,400     33,736,387
----------------------------------------------------------------------------------
 Comverse Technology, Inc.(1)                               192,000     17,652,000
----------------------------------------------------------------------------------
 Exodus Communications, Inc.(1)                             150,000     10,265,625
----------------------------------------------------------------------------------
 Qwest Communications International, Inc.(1)              1,016,400     52,471,650
----------------------------------------------------------------------------------
 Sprint Corp. (Fon Group)                                   642,500     21,523,750
----------------------------------------------------------------------------------
 Time Warner Telecom, Inc., Cl. A(1)                         44,000      2,857,250
----------------------------------------------------------------------------------
 Verizon Communications                                   4,046,710    176,537,724
                                                                    --------------
                                                                       357,269,636


15 | OPPENHEIMER MAIN STREET GROWTH & INCOME FUND


STATEMENT OF INVESTMENTS  Continued


                                                                      Market Value
                                                             Shares     See Note 1
----------------------------------------------------------------------------------
 Telephone Utilities--1.4%
 BellSouth Corp.                                          5,674,000   $211,711,125
----------------------------------------------------------------------------------
 BroadWing, Inc.(1)                                         159,000      4,442,062
----------------------------------------------------------------------------------
 SBC Communications, Inc.                                 1,481,900     61,869,325
                                                                      ------------
                                                                       278,022,512

----------------------------------------------------------------------------------
 Telecommunications: Wireless--0.3%
 Amdocs Ltd.(1)                                             295,900     21,138,356
----------------------------------------------------------------------------------
 AT&T Wireless Group(1)                                     557,200     14,591,675
----------------------------------------------------------------------------------
 Sprint Corp. (PCS Group)(1)                                292,300     14,669,806
                                                                      ------------
                                                                        50,399,837

----------------------------------------------------------------------------------
 Consumer Cyclicals--9.4%
----------------------------------------------------------------------------------
 Autos & Housing--0.9%
 ArvinMeritor, Inc.                                         130,000      2,145,000
----------------------------------------------------------------------------------
 Bandag, Inc.                                                51,000      1,660,687
----------------------------------------------------------------------------------
 Centex Construction Products, Inc.                          64,000      1,652,000
----------------------------------------------------------------------------------
 Delphi Automotive Systems Corp.                          1,008,100     16,570,644
----------------------------------------------------------------------------------
 Ford Motor Co.                                           1,988,626     48,099,891
----------------------------------------------------------------------------------
 Fortune Brands, Inc.                                       246,100      6,275,550
----------------------------------------------------------------------------------
 General Motors Corp.                                       511,354     36,913,367
----------------------------------------------------------------------------------
 Johnson Controls, Inc.                                     176,500      9,431,719
----------------------------------------------------------------------------------
 Lear Corp.(1)                                              650,000     14,015,625
----------------------------------------------------------------------------------
 NVR, Inc.(1)                                               110,000      8,085,000
----------------------------------------------------------------------------------
 Ryland Group, Inc. (The)                                   178,000      4,372,125
----------------------------------------------------------------------------------
 Southdown, Inc.                                            238,000     14,934,500
----------------------------------------------------------------------------------
 Toll Brothers, Inc.(1)                                     240,000      7,830,000
----------------------------------------------------------------------------------
 Vulcan Materials Co.                                       174,000      7,710,375
----------------------------------------------------------------------------------
 Webb (Del E.) Corp.(1)                                      79,100      1,769,862
                                                                      ------------
                                                                       181,466,345

----------------------------------------------------------------------------------
 Consumer Services--0.4%
 Advo, Inc.(1)                                               80,000      3,275,000
----------------------------------------------------------------------------------
 Avis Group Holdings, Inc., Cl. A(1)                        750,000     23,062,500
----------------------------------------------------------------------------------
 Dun & Bradstreet Corp.                                      63,000      2,079,000
----------------------------------------------------------------------------------
 Harte-Hanks, Inc.                                          304,000      7,638,000
----------------------------------------------------------------------------------
 Interpublic Group of Cos., Inc.                            373,700     14,294,025
----------------------------------------------------------------------------------
 Omnicom Group, Inc.                                        261,300     21,802,219
----------------------------------------------------------------------------------
 Young & Rubicam, Inc.                                       92,700      5,422,950
                                                                      ------------
                                                                        77,573,694


16 | OPPENHEIMER MAIN STREET GROWTH & INCOME FUND


                                                                      Market Value
                                                             Shares     See Note 1
----------------------------------------------------------------------------------
 Leisure & Entertainment--0.5%
 Brunswick Corp.                                            780,200   $ 14,628,750
----------------------------------------------------------------------------------
 Harley-Davidson, Inc.                                      494,000     24,607,375
----------------------------------------------------------------------------------
 Marriott International, Inc., Cl. A                         95,000      3,752,500
----------------------------------------------------------------------------------
 MGM Mirage, Inc.                                           630,622     21,677,631
----------------------------------------------------------------------------------
 Park Place Entertainment Corp.(1)                        2,340,000     34,368,750
                                                                      ------------
                                                                        99,035,006

----------------------------------------------------------------------------------
 Media--2.1%
 Deluxe Corp.                                                34,700        763,400
----------------------------------------------------------------------------------
 Dow Jones & Co., Inc.                                      279,200     17,467,450
----------------------------------------------------------------------------------
 Gannett Co., Inc.                                        1,195,900     67,717,837
----------------------------------------------------------------------------------
 Harland (John H.) Co.                                      200,000      2,925,000
----------------------------------------------------------------------------------
 Knight-Ridder, Inc.                                        367,600     20,080,150
----------------------------------------------------------------------------------
 McClatchy Co., Cl. A                                        24,100        863,081
----------------------------------------------------------------------------------
 McGraw-Hill, Inc.                                          333,300     20,643,769
----------------------------------------------------------------------------------
 New York Times Co., Cl. A                                  790,000     30,958,125
----------------------------------------------------------------------------------
 R.H. Donnelley Corp.(1)                                    190,000      3,990,000
----------------------------------------------------------------------------------
 Readers Digest Assn., Inc. (The), Cl. A                    893,000     34,380,500
----------------------------------------------------------------------------------
 Snyder Communications, Inc.(1)                             105,000      2,874,375
----------------------------------------------------------------------------------
 Time Warner, Inc.                                        2,095,718    179,183,889
----------------------------------------------------------------------------------
 Tribune Co.                                                526,800     18,800,175
----------------------------------------------------------------------------------
 USA Networks, Inc.(1)                                    1,260,000     30,318,750
                                                                      ------------
                                                                       430,966,501

----------------------------------------------------------------------------------
 Retail: General--2.7%
 Kohl's Corp.(1)                                            136,500      7,644,000
----------------------------------------------------------------------------------
 May Department Stores Co.                                  656,800     15,065,350
----------------------------------------------------------------------------------
 Sears Roebuck & Co.                                        570,700     17,798,706
----------------------------------------------------------------------------------
 Wal-Mart Stores, Inc.                                   10,606,300    503,136,356
                                                                      ------------
                                                                       543,644,412

----------------------------------------------------------------------------------
 Retail: Specialty--2.4%
 Ann Taylor Stores Corp.(1)                                 217,200      7,819,200
----------------------------------------------------------------------------------
 Best Buy Co., Inc.(1)                                      790,000     48,782,500
----------------------------------------------------------------------------------
 BJ's Wholesale Club, Inc.(1)                               217,000      7,350,875
----------------------------------------------------------------------------------
 Home Depot, Inc.                                         6,165,400    296,324,537
----------------------------------------------------------------------------------
 Limited, Inc.                                            1,800,000     36,000,000
----------------------------------------------------------------------------------
 Payless ShoeSource, Inc.(1)                                 10,315        550,563
----------------------------------------------------------------------------------
 Ross Stores, Inc.                                          728,000     11,011,000
----------------------------------------------------------------------------------
 Target Corp.                                               725,700     16,872,525
----------------------------------------------------------------------------------
 Tiffany & Co.                                              696,000     28,971,000
----------------------------------------------------------------------------------
 Zale Corp.(1)                                              500,000     18,468,750
                                                                      ------------
                                                                       472,150,950


17 | OPPENHEIMER MAIN STREET GROWTH & INCOME FUND


STATEMENT OF INVESTMENTS  Continued


                                                                      Market Value
                                                             Shares     See Note 1
----------------------------------------------------------------------------------
 Textile/Apparel & Home Furnishings--0.4%
 Jones Apparel Group, Inc.(1)                             1,975,059   $ 48,388,945
----------------------------------------------------------------------------------
 Linens 'N Things, Inc.(1)                                  200,000      5,400,000
----------------------------------------------------------------------------------
 Liz Claiborne, Inc.                                        282,200     12,399,162
----------------------------------------------------------------------------------
 Mohawk Industries, Inc.(1)                                 133,100      3,161,125
----------------------------------------------------------------------------------
 Too, Inc.(1)                                               128,574      3,166,135
----------------------------------------------------------------------------------
 VF Corp.                                                    64,000      1,464,000
                                                                      ------------
                                                                        73,979,367

----------------------------------------------------------------------------------
 Consumer Staples--4.0%
----------------------------------------------------------------------------------
 Beverages--0.8%
 Adolph Coors Co., Cl. B                                    104,000      6,194,500
----------------------------------------------------------------------------------
 Anheuser-Busch Cos., Inc.                                1,601,300    126,202,456
----------------------------------------------------------------------------------
 Brown-Forman Corp., Cl. B                                   30,000      1,590,000
----------------------------------------------------------------------------------
 Canandaigua Brands, Inc., Cl. A(1)                          72,000      3,879,000
----------------------------------------------------------------------------------
 PepsiCo, Inc.                                              573,100     24,428,387
----------------------------------------------------------------------------------
 Seagram Co. Ltd. (The)                                     104,800      6,307,650
                                                                      ------------
                                                                       168,601,993

----------------------------------------------------------------------------------
 Broadcasting--0.4%
 AT&T Corp.-Liberty Media Corp., Cl. A(1)                 2,808,800     60,038,100
----------------------------------------------------------------------------------
 Comcast Corp., Cl. A Special(1)                            264,800      9,863,800
----------------------------------------------------------------------------------
 Univision Communications, Inc., Cl. A(1)                   262,500     11,582,812
----------------------------------------------------------------------------------
 ValueVision International, Inc., Cl. A(1)                   87,800      2,573,637
                                                                      ------------
                                                                        84,058,349

----------------------------------------------------------------------------------
 Entertainment--0.9%
 Brinker International, Inc.(1)                             350,000     11,112,500
----------------------------------------------------------------------------------
 Darden Restaurants, Inc.                                   488,300      8,636,806
----------------------------------------------------------------------------------
 Disney (Walt) Co.                                        1,768,200     68,849,287
----------------------------------------------------------------------------------
 Ruby Tuesday, Inc.                                         588,000      7,350,000
----------------------------------------------------------------------------------
 Ryan's Family Steak Houses, Inc.(1)                        100,000        812,500
----------------------------------------------------------------------------------
 Viacom, Inc., Cl. B1                                     1,301,848     87,630,643
----------------------------------------------------------------------------------
 Wendy's International, Inc.                                320,400      6,047,550
                                                                      ------------
                                                                       190,439,286

----------------------------------------------------------------------------------
 Food--0.4%
 Agribrands International, Inc.(1)                          137,960      5,483,910
----------------------------------------------------------------------------------
 ConAgra, Inc.                                              546,800     10,013,275
----------------------------------------------------------------------------------
 Heinz (H.J.) Co.                                           280,000     10,675,000
----------------------------------------------------------------------------------
 Quaker Oats Co.                                            114,000      7,744,875
----------------------------------------------------------------------------------
 Ralston Purina Co.                                         255,800      5,787,475
----------------------------------------------------------------------------------
 Sysco Corp.                                              1,032,900     43,704,581
                                                                      ------------
                                                                        83,409,116


18 | OPPENHEIMER MAIN STREET GROWTH & INCOME FUND


                                                                      Market Value
                                                             Shares     See Note 1
----------------------------------------------------------------------------------
 Food & Drug Retailers--0.2%
 CVS Corp.                                                  233,000   $  8,650,125
----------------------------------------------------------------------------------
 Walgreen Co.                                               830,900     27,315,837
                                                                      ------------
                                                                        35,965,962

----------------------------------------------------------------------------------
 Household Goods--1.0%
 Clorox Co. (The)                                           110,400      3,995,100
----------------------------------------------------------------------------------
 Colgate-Palmolive Co.                                    1,150,000     58,578,125
----------------------------------------------------------------------------------
 Kimberly-Clark Corp.                                     2,448,700    143,248,950
                                                                      ------------
                                                                       205,822,175

----------------------------------------------------------------------------------
 Tobacco--0.3%
 R.J. Reynolds Tobacco Holdings, Inc.                     1,400,000     50,225,000
----------------------------------------------------------------------------------
 Energy--14.9%
----------------------------------------------------------------------------------
 Energy Services--3.1%
 Anadarko Petroleum Corp.                                    66,885      4,399,026
----------------------------------------------------------------------------------
 BJ Services Co.(1)                                          97,000      6,499,000
----------------------------------------------------------------------------------
 Cabot Oil & Gas Corp., Cl. A                               300,000      6,000,000
----------------------------------------------------------------------------------
 Coastal Corp.                                              209,700     14,443,087
----------------------------------------------------------------------------------
 Constellation Energy Group, Inc.                           121,900      4,662,675
----------------------------------------------------------------------------------
 Cooper Cameron Corp.(1)                                     69,500      5,407,969
----------------------------------------------------------------------------------
 ENSCO International, Inc.                                3,860,000    153,917,500
----------------------------------------------------------------------------------
 Global Marine, Inc.(1)                                   3,500,000    113,093,750
----------------------------------------------------------------------------------
 Nabors Industries, Inc.(1)                               1,685,000     80,142,812
----------------------------------------------------------------------------------
 Noble Drilling Corp.(1)                                  2,600,000    126,100,000
----------------------------------------------------------------------------------
 Santa Fe International Corp.                             1,926,400     75,731,600
----------------------------------------------------------------------------------
 Schlumberger Ltd.                                          340,300     29,031,844
----------------------------------------------------------------------------------
 Seacor Holdings, Inc.(1)                                   270,000     12,301,875
                                                                      ------------
                                                                       631,731,138

----------------------------------------------------------------------------------
 Oil: Domestic--7.9%
 Amerada Hess Corp.                                         396,700     27,149,156
----------------------------------------------------------------------------------
 Apache Corp.                                               754,400     47,527,200
----------------------------------------------------------------------------------
 Brown (Tom), Inc.(1)                                     1,666,000     36,235,500
----------------------------------------------------------------------------------
 Chevron Corp.                                            2,091,300    176,714,850
----------------------------------------------------------------------------------
 Chieftain International, Inc.(1,2)                       1,455,100     31,284,650
----------------------------------------------------------------------------------
 Conoco, Inc., Cl. A                                        415,000     10,452,812
----------------------------------------------------------------------------------
 Conoco, Inc., Cl. B                                        608,300     15,891,837
----------------------------------------------------------------------------------
 Devon Energy Corp.                                       1,037,700     60,770,306
----------------------------------------------------------------------------------
 EOG Resources, Inc.                                      1,741,300     66,604,725
----------------------------------------------------------------------------------
 Exxon Mobil Corp.                                        7,012,948    572,431,880
----------------------------------------------------------------------------------
 Frontier Oil Corp.(1,2)                                  2,554,000     18,197,250
----------------------------------------------------------------------------------
 Kerr-McGee Corp.                                           692,000     43,725,750
----------------------------------------------------------------------------------
 Murphy Oil Corp.                                         1,125,000     75,093,750


19 | OPPENHEIMER MAIN STREET GROWTH & INCOME FUND


STATEMENT OF INVESTMENTS  Continued


                                                                      Market Value
                                                             Shares     See Note 1
----------------------------------------------------------------------------------
 Oil: Domestic Continued
 Newfield Exploration Co.(1)                                622,700 $   26,931,775
----------------------------------------------------------------------------------
 Noble Affiliates, Inc.                                     380,000     14,725,000
----------------------------------------------------------------------------------
 Occidental Petroleum Corp.                                 852,700     18,439,637
----------------------------------------------------------------------------------
 Phillips Petroleum Co.                                     800,200     49,512,375
----------------------------------------------------------------------------------
 Stone Energy Corp.(1)                                      395,800     23,673,788
----------------------------------------------------------------------------------
 Texaco, Inc.                                             1,711,100     88,121,650
----------------------------------------------------------------------------------
 Tosco Corp.                                                638,800     19,483,400
----------------------------------------------------------------------------------
 Unocal Corp.                                               124,600      4,158,525
----------------------------------------------------------------------------------
 USX-Marathon Group                                         109,500      3,004,406
----------------------------------------------------------------------------------
 Vastar Resources, Inc.                                   1,839,400    152,210,350
                                                                    --------------
                                                                     1,582,340,572

----------------------------------------------------------------------------------
 Oil: International--3.9%
 Anderson Exploration Ltd.(1)                             3,706,725     77,542,867
----------------------------------------------------------------------------------
 Beau Canada Exploration Ltd.(1)                          3,917,900      4,224,223
----------------------------------------------------------------------------------
 Berkley Petroleum Corp.(1)                               4,040,100     23,834,590
----------------------------------------------------------------------------------
 Canadian 88 Energy Corp.(2)                              9,943,300     22,789,960
----------------------------------------------------------------------------------
 Canadian Hunter Exploration Ltd.(1)                        844,200     20,894,623
----------------------------------------------------------------------------------
 Canadian Hunter Exploration Ltd.(1)                      2,062,100     51,038,618
----------------------------------------------------------------------------------
 Canadian Natural Resources Ltd.(1)                       2,542,690     81,899,895
----------------------------------------------------------------------------------
 Encal Energy Ltd.(1)                                     2,511,200     15,836,550
----------------------------------------------------------------------------------
 Genoil, Inc.(1)                                          2,611,933        265,674
----------------------------------------------------------------------------------
 Paramount Resources Ltd.                                 1,636,200     14,146,301
----------------------------------------------------------------------------------
 Renaissance Energy Ltd.(1)                               1,226,211     11,349,956
----------------------------------------------------------------------------------
 Rio Alto Exploration Ltd.(1)                             1,500,150     29,805,652
----------------------------------------------------------------------------------
 Royal Dutch Petroleum Co., NY Shares                     6,012,400    367,883,725
----------------------------------------------------------------------------------
 Talisman Energy, Inc.(1)                                 1,989,800     66,722,459
                                                                    --------------
                                                                       788,235,093

----------------------------------------------------------------------------------
 Financial--8.8%
----------------------------------------------------------------------------------
 Banks--0.8%
 Bank of New York Co., Inc. (The)                           158,000      8,285,125
----------------------------------------------------------------------------------
 BB&T Corp.                                                 226,500      6,129,656
----------------------------------------------------------------------------------
 Firstar Corp.                                              175,000      4,178,125
----------------------------------------------------------------------------------
 FleetBoston Financial Corp.                                369,800     15,785,838
----------------------------------------------------------------------------------
 Mellon Financial Corp.                                     193,500      8,755,875
----------------------------------------------------------------------------------
 Northern Trust Corp.                                        56,900      4,797,381
----------------------------------------------------------------------------------
 Old Kent Financial Corp.                                   352,170     10,322,983
----------------------------------------------------------------------------------
 State Street Corp.                                         138,800     16,343,700
----------------------------------------------------------------------------------
 Wachovia Corp.                                             133,800      7,668,413
----------------------------------------------------------------------------------
 Wells Fargo Co.                                          1,924,300     83,105,706
                                                                    --------------
                                                                       165,372,802


20 | OPPENHEIMER MAIN STREET GROWTH & INCOME FUND


                                                                      Market Value
                                                             Shares     See Note 1
----------------------------------------------------------------------------------
 Diversified Financial--5.5%
 Bear Stearns Cos., Inc.                                     98,000 $    6,572,125
----------------------------------------------------------------------------------
 Citigroup, Inc.                                         10,900,800    636,334,200
----------------------------------------------------------------------------------
 Convergys Corp.(1)                                          61,000      2,386,625
----------------------------------------------------------------------------------
 Fannie Mae                                                 812,400     43,666,500
----------------------------------------------------------------------------------
 Goldman Sachs Group, Inc. (The)                            413,100     52,902,619
----------------------------------------------------------------------------------
 Household International, Inc.                              300,000     14,400,000
----------------------------------------------------------------------------------
 Lehman Brothers Holdings, Inc.                             412,400     59,798,000
----------------------------------------------------------------------------------
 Merrill Lynch & Co., Inc.                                  140,000     20,300,000
----------------------------------------------------------------------------------
 MGIC Investment Corp.                                      454,200     26,712,638
----------------------------------------------------------------------------------
 Morgan Stanley Dean Witter & Co.                         1,631,200    175,455,950
----------------------------------------------------------------------------------
 PaineWebber Group, Inc.                                    154,300     11,032,450
----------------------------------------------------------------------------------
 PMI Group, Inc. (The)                                      957,000     59,334,000
----------------------------------------------------------------------------------
 SEI Investments Co.                                         84,000      5,334,000
                                                                    --------------
                                                                     1,114,229,107

----------------------------------------------------------------------------------
 Insurance--2.3%
 AFLAC, Inc.                                                422,500     22,815,000
----------------------------------------------------------------------------------
 Allmerica Financial Corp.                                  582,400     35,453,600
----------------------------------------------------------------------------------
 American International Group, Inc.                       2,012,550    179,368,519
----------------------------------------------------------------------------------
 AXA Financial, Inc.                                      1,893,400     97,983,450
----------------------------------------------------------------------------------
 Chubb Corp.                                                 82,000      6,278,125
----------------------------------------------------------------------------------
 Cigna Corp.                                                675,400     65,682,650
----------------------------------------------------------------------------------
 Cincinnati Financial Corp.                                 264,000     10,263,000
----------------------------------------------------------------------------------
 Hartford Financial Services Group, Inc.                     42,100      2,804,913
----------------------------------------------------------------------------------
 Jefferson-Pilot Corp.                                      510,500     33,788,719
----------------------------------------------------------------------------------
 Radian Group, Inc.                                          47,530      2,952,801
----------------------------------------------------------------------------------
 St. Paul Cos., Inc.                                        228,200     10,868,025
                                                                    --------------
                                                                       468,258,802

----------------------------------------------------------------------------------
 Savings & Loans--0.2%
 Dime Bancorp, Inc.                                         500,000      9,187,500
----------------------------------------------------------------------------------
 Golden State Bancorp, Inc.                               1,000,000     20,125,000
----------------------------------------------------------------------------------
 Golden West Financial Corp.                                245,900     11,710,988
                                                                    --------------
                                                                        41,023,488


21 | OPPENHEIMER MAIN STREET GROWTH & INCOME FUND


STATEMENT OF INVESTMENTS  Continued


                                                                      Market Value
                                                             Shares     See Note 1
----------------------------------------------------------------------------------
 Healthcare--7.6%
----------------------------------------------------------------------------------
 Healthcare/Drugs--7.2%
 Alpharma, Inc., Cl. A                                       88,900 $    5,033,963
----------------------------------------------------------------------------------
 American Home Products Corp.                             1,015,600     55,032,825
----------------------------------------------------------------------------------
 Amgen, Inc.(1)                                           2,939,300    222,835,681
----------------------------------------------------------------------------------
 Andrx Corp.(1)                                             540,000     46,980,000
----------------------------------------------------------------------------------
 Bristol-Myers Squibb Co.                                 1,348,500     71,470,500
----------------------------------------------------------------------------------
 Chiron Corp.(1)                                            271,600     14,683,375
----------------------------------------------------------------------------------
 Forest Laboratories, Inc.(1)                                64,300      6,293,363
----------------------------------------------------------------------------------
 Genentech, Inc.(1)                                          92,500     17,621,250
----------------------------------------------------------------------------------
 HCA-Healthcare Corp. (The)                                 696,100     24,015,450
----------------------------------------------------------------------------------
 Immunex Corp.(1)                                           131,000      6,582,750
----------------------------------------------------------------------------------
 IVAX Corp.(1)                                              205,200      7,105,050
----------------------------------------------------------------------------------
 Johnson & Johnson                                        1,176,400    108,155,275
----------------------------------------------------------------------------------
 Lilly (Eli) & Co.                                          353,700     25,820,100
----------------------------------------------------------------------------------
 Mallinckrodt, Inc.                                          30,800      1,387,925
----------------------------------------------------------------------------------
 Merck & Co., Inc.                                        4,568,600    319,230,925
----------------------------------------------------------------------------------
 Pfizer, Inc.                                             7,615,225    329,358,481
----------------------------------------------------------------------------------
 Pharmacia Corp.                                          1,515,900     88,774,894
----------------------------------------------------------------------------------
 Schering-Plough Corp.                                    1,371,100     55,015,388
----------------------------------------------------------------------------------
 Sepracor, Inc.(1)                                           37,700      4,147,000
----------------------------------------------------------------------------------
 Trigon Healthcare, Inc.(1)                                 300,000     15,487,500
----------------------------------------------------------------------------------
 UnitedHealth Group, Inc.                                   221,200     20,903,400
                                                                    --------------
                                                                     1,445,935,095

----------------------------------------------------------------------------------
 Healthcare/Supplies & Services--0.4%
 Alberto-Culver Co., Cl. B                                   74,900      2,120,606
----------------------------------------------------------------------------------
 Allergan, Inc.                                             130,500      9,542,813
----------------------------------------------------------------------------------
 Biomet, Inc.                                               118,000      3,989,875
----------------------------------------------------------------------------------
 Lincare Holdings, Inc.(1)                                  160,000      4,080,000
----------------------------------------------------------------------------------
 Medtronic, Inc.                                            771,600     39,544,500
----------------------------------------------------------------------------------
 PacifiCare Health Systems, Inc.(1)                          57,000      3,074,438
----------------------------------------------------------------------------------
 PerkinElmer, Inc.                                          154,000     13,850,375
----------------------------------------------------------------------------------
 Tenet Healthcare Corp.(1)                                  402,400     12,474,400
                                                                    --------------
                                                                        88,677,007

----------------------------------------------------------------------------------
 Technology--31.8%
----------------------------------------------------------------------------------
 Computer Hardware--6.8%
 3Com Corp.(1)                                               67,400      1,120,525
----------------------------------------------------------------------------------
 Agilent Technologies, Inc.(1)                              209,597     12,641,319
----------------------------------------------------------------------------------
 Apple Computer, Inc.(1)                                  1,324,800     80,730,000
----------------------------------------------------------------------------------
 Compaq Computer Corp.                                    1,826,400     62,211,750
----------------------------------------------------------------------------------
 Dell Computer Corp.(1)                                   2,744,200    119,715,725
----------------------------------------------------------------------------------
 EMC Corp.(1)                                               380,400     37,279,200


22 | OPPENHEIMER MAIN STREET GROWTH & INCOME FUND


                                                                      Market Value
                                                             Shares     See Note 1
----------------------------------------------------------------------------------
 Computer Hardware Continued
 Gateway, Inc.(1)                                           393,100 $   26,770,110
----------------------------------------------------------------------------------
 Hewlett-Packard Co.                                      1,848,500    223,206,375
----------------------------------------------------------------------------------
 International Business Machines Corp.                    1,257,600    166,003,200
----------------------------------------------------------------------------------
 Juniper Networks, Inc.(1)                                  154,700     33,067,125
----------------------------------------------------------------------------------
 KLA Instruments Corp.(1)                                   663,600     43,548,750
----------------------------------------------------------------------------------
 Lexmark International, Inc., Cl. A(1)                       85,800      5,818,313
----------------------------------------------------------------------------------
 NCR Corp.(1)                                               120,900      4,881,338
----------------------------------------------------------------------------------
 Network Appliance, Inc.(1)                                 677,700     79,290,900
----------------------------------------------------------------------------------
 Redback Networks, Inc.(1)                                   86,200     12,876,125
----------------------------------------------------------------------------------
 Seagate Technology, Inc.(1)                                903,300     53,633,438
----------------------------------------------------------------------------------
 Sun Microsystems, Inc.(1)                                3,218,900    408,599,119
                                                                    --------------
                                                                     1,371,393,312

----------------------------------------------------------------------------------
 Computer Services--1.0%
 Applied Micro Circuits Corp.(1)                             58,200     11,810,963
----------------------------------------------------------------------------------
 Ariba, Inc.(1)                                             142,100     22,362,988
----------------------------------------------------------------------------------
 Automatic Data Processing, Inc.                          1,358,300     80,988,638
----------------------------------------------------------------------------------
 DST Systems, Inc.(1)                                       100,000      9,400,000
----------------------------------------------------------------------------------
 First Data Corp.                                         1,167,000     55,651,313
----------------------------------------------------------------------------------
 Vignette Corp.(1)                                          380,300     14,498,938
                                                                    --------------
                                                                       194,712,840

----------------------------------------------------------------------------------
 Computer Software--5.3%
 Adobe Systems, Inc.                                        509,300     66,209,000
----------------------------------------------------------------------------------
 BEA Systems, Inc.(1)                                       513,900     34,977,319
----------------------------------------------------------------------------------
 BroadVision, Inc.(1)                                       159,500      5,502,750
----------------------------------------------------------------------------------
 Computer Associates International, Inc.                    539,300     17,122,775
----------------------------------------------------------------------------------
 Computer Sciences Corp.(1)                                 208,400     16,476,625
----------------------------------------------------------------------------------
 eBay, Inc.(1)                                              125,000      7,750,000
----------------------------------------------------------------------------------
 i2 Technologies, Inc.(1)                                   221,200     37,424,275
----------------------------------------------------------------------------------
 Oracle Corp.(1)                                          5,089,200    462,799,125
----------------------------------------------------------------------------------
 Peoplesoft, Inc.(1)                                        408,300     13,167,675
----------------------------------------------------------------------------------
 Portal Software, Inc.(1)                                   137,800      7,613,450
----------------------------------------------------------------------------------
 Rational Software Corp.(1)                                 168,700     21,709,581
----------------------------------------------------------------------------------
 Siebel Systems, Inc.(1)                                    322,900     63,873,656
----------------------------------------------------------------------------------
 Software.com, Inc.(1)                                       44,000      6,404,750
----------------------------------------------------------------------------------
 Symantec Corp.(1)                                           75,000      3,660,938
----------------------------------------------------------------------------------
 TIBCO Software, Inc.(1)                                    215,100     21,926,756
----------------------------------------------------------------------------------
 VeriSign, Inc.(1)                                          424,000     84,323,000
----------------------------------------------------------------------------------
 Veritas Software Corp.(1)                                  873,000    105,251,063
----------------------------------------------------------------------------------
 Yahoo!, Inc.(1)                                            667,300     81,076,950
                                                                    --------------
                                                                     1,057,269,688


23 | OPPENHEIMER MAIN STREET GROWTH & INCOME FUND


STATEMENT OF INVESTMENTS  Continued


                                                                      Market Value
                                                             Shares     See Note 1
----------------------------------------------------------------------------------
 Communications Equipment--5.6%
 ADC Telecommunications, Inc.(1)                          1,327,600 $   54,348,625
----------------------------------------------------------------------------------
 CIENA Corp.(1)                                             325,700     72,203,619
----------------------------------------------------------------------------------
 Cisco Systems, Inc.(1)                                  10,000,000    686,250,000
----------------------------------------------------------------------------------
 Nortel Networks Corp.                                    3,212,000    261,978,750
----------------------------------------------------------------------------------
 Scientific-Atlanta, Inc.                                   331,400     25,828,488
----------------------------------------------------------------------------------
 Tellabs, Inc.(1)                                           275,000     15,451,563
                                                                    --------------
                                                                     1,116,061,045

----------------------------------------------------------------------------------
 Electronics--12.9%
 Advanced Micro Devices, Inc.(1)                            763,400     28,722,925
----------------------------------------------------------------------------------
 Altera Corp.(1)                                            918,600     59,536,763
----------------------------------------------------------------------------------
 Analog Devices, Inc.(1)                                  1,100,000    110,550,000
----------------------------------------------------------------------------------
 Applied Materials, Inc.(1)                               2,014,300    173,859,269
----------------------------------------------------------------------------------
 Atmel Corp.(1)                                           1,060,600     21,212,000
----------------------------------------------------------------------------------
 Cypress Semiconductor Corp.(1)                             896,400     44,315,775
----------------------------------------------------------------------------------
 General Motors Corp., Cl. H(1)                             787,082     26,072,091
----------------------------------------------------------------------------------
 GlobeSpan, Inc.(1)                                         108,300     13,043,381
----------------------------------------------------------------------------------
 Intel Corp.                                             17,578,600  1,316,197,675
----------------------------------------------------------------------------------
 Lam Research Corp.(1)                                      695,000     20,936,875
----------------------------------------------------------------------------------
 Lattice Semiconductor Corp.(1)                             400,000     31,150,000
----------------------------------------------------------------------------------
 Linear Technology Corp.                                    672,700     48,392,356
----------------------------------------------------------------------------------
 LSI Logic Corp.(1)                                         723,100     25,986,406
----------------------------------------------------------------------------------
 Maxim Integrated Products, Inc.(1)                         386,400     33,882,450
----------------------------------------------------------------------------------
 Micron Technology, Inc.(1)                                 600,500     49,090,875
----------------------------------------------------------------------------------
 Motorola, Inc.                                           1,624,900     58,597,956
----------------------------------------------------------------------------------
 National Semiconductor Corp.(1)                            702,900     31,279,050
----------------------------------------------------------------------------------
 Novellus Systems, Inc.(1)                                  157,000      9,665,313
----------------------------------------------------------------------------------
 PMC-Sierra, Inc.(1)                                        192,900     45,524,400
----------------------------------------------------------------------------------
 QLogic Corp.(1)                                            400,000     45,400,000
----------------------------------------------------------------------------------
 RF Micro Devices, Inc.(1)                                  190,000      8,478,750
----------------------------------------------------------------------------------
 SDL, Inc.(1)                                               239,000     94,957,688
----------------------------------------------------------------------------------
 Teradyne, Inc.(1)                                          457,600     29,658,200
----------------------------------------------------------------------------------
 Texas Instruments, Inc.                                  2,314,300    154,913,456
----------------------------------------------------------------------------------
 Waters Corp.(1)                                            402,400     32,015,950
----------------------------------------------------------------------------------
 Xilinx, Inc.(1)                                          1,000,000     88,875,000
                                                                    --------------
                                                                     2,602,314,604

----------------------------------------------------------------------------------
 Photography--0.2%
 Eastman Kodak Co.                                          682,700     42,498,075


24 | OPPENHEIMER MAIN STREET GROWTH & INCOME FUND


                                                                      Market Value
                                                             Shares     See Note 1
----------------------------------------------------------------------------------
 Transportation--0.6%
----------------------------------------------------------------------------------
 Air Transportation--0.4%
 Continental Airlines, Inc., Cl. B(1)                     1,358,478   $ 65,376,754
----------------------------------------------------------------------------------
 Delta Air Lines, Inc.                                      154,800      7,662,600
----------------------------------------------------------------------------------
 Southwest Airlines Co.                                     127,500      2,884,688
----------------------------------------------------------------------------------
 UAL Corp.                                                   97,000      4,631,750
                                                                      ------------
                                                                        80,555,792

----------------------------------------------------------------------------------
 Railroads & Truckers--0.2%
 Union Pacific Corp.                                        719,600     28,604,100
----------------------------------------------------------------------------------
 XTRA Corp.(1)                                              254,800     11,306,750
----------------------------------------------------------------------------------
 Yellow Corp.(1)                                            125,000      1,906,250
                                                                      ------------
                                                                        41,817,100

----------------------------------------------------------------------------------
 Shipping--0.0%
 United Parcel Service, Inc., Cl. B                          99,400      5,510,488
----------------------------------------------------------------------------------
 Utilities--2.6%
----------------------------------------------------------------------------------
 Electric Utilities--1.9%
 AES Corp. (The)1                                           230,000     14,662,500
----------------------------------------------------------------------------------
 Allegheny Energy, Inc.                                      67,300      2,414,388
----------------------------------------------------------------------------------
 Ameren Corp.                                               337,100     13,631,481
----------------------------------------------------------------------------------
 American Electric Power Co., Inc.                          162,000      5,710,500
----------------------------------------------------------------------------------
 Calpine Corp.(1)                                           327,000     32,373,000
----------------------------------------------------------------------------------
 Conectiv, Inc.                                             146,000      2,591,500
----------------------------------------------------------------------------------
 Dominion Resources, Inc.                                   313,300     16,604,900
----------------------------------------------------------------------------------
 DTE Energy Co.                                             352,000     12,232,000
----------------------------------------------------------------------------------
 Duke Energy Corp.                                           88,900      6,650,831
----------------------------------------------------------------------------------
 Energy East Corp.                                          290,000      6,579,375
----------------------------------------------------------------------------------
 Entergy Corp.                                              317,800      9,673,038
----------------------------------------------------------------------------------
 FirstEnergy Corp.                                          169,200      4,187,700
----------------------------------------------------------------------------------
 Florida Progress Corp.                                     700,000     36,312,500
----------------------------------------------------------------------------------
 IPALCO Enterprises, Inc.                                   408,200      9,516,163
----------------------------------------------------------------------------------
 Northeast Utilities Co.                                    264,000      6,006,000
----------------------------------------------------------------------------------
 NSTAR                                                      110,742      4,658,085
----------------------------------------------------------------------------------
 Peco Energy Co.                                            890,400     42,906,150
----------------------------------------------------------------------------------
 PG&E Corp.                                                 681,700     19,726,694
----------------------------------------------------------------------------------
 PPL Corp.                                                  547,800     18,351,300
----------------------------------------------------------------------------------
 Public Service Enterprise Group, Inc.                    1,160,000     42,050,000
----------------------------------------------------------------------------------
 Reliant Energy, Inc.                                        55,000      2,041,875
----------------------------------------------------------------------------------
 Southern Co.                                               540,000     16,166,250
----------------------------------------------------------------------------------
 TXU Corp.                                                  177,700      6,208,394
----------------------------------------------------------------------------------
 Unicom Corp.                                             1,017,000     46,464,188
                                                                      ------------
                                                                       377,718,812


25 | OPPENHEIMER MAIN STREET GROWTH & INCOME FUND


STATEMENT OF INVESTMENTS  Continued


                                                                      Market Value
                                                         Shares         See Note 1
----------------------------------------------------------------------------------
 Gas Utilities--0.7%
 Dynegy, Inc.                                           760,400    $    34,218,000
----------------------------------------------------------------------------------
 Enron Corp.                                          1,100,700         93,421,913
----------------------------------------------------------------------------------
 NICOR, Inc.                                             45,500          1,677,813
----------------------------------------------------------------------------------
 Sempra Energy                                          137,124          2,673,918
                                                                   ---------------
                                                                       131,991,644
                                                                   ---------------
 Total Common Stocks (Cost $13,362,116,054)                         18,905,553,481

==================================================================================
 Preferred Stocks--0.1%

 Tesoro Petroleum Corp., 7.25% Cv., Non-Vtg.
 (Cost $17,531,250)                                   1,100,000         11,825,000

                                                      Principal
                                                         Amount
==================================================================================
 U.S. Government Obligations--0.6%

 U.S. Treasury Nts., 5.875%, 10/31/01
 (Cost $118,825,301)                               $119,600,000        119,002,000

==================================================================================
 Short-Term Notes--4.4%

 CIESCO LP, 6.51%, 9/5/00                            30,000,000         29,978,300
----------------------------------------------------------------------------------
 CIESCO LP, 6.51%, 9/19/00                           50,000,000         49,837,250
----------------------------------------------------------------------------------
 CIT Group, Inc., 6.49%, 10/17/00                    50,000,000         49,585,361
----------------------------------------------------------------------------------
 CIT Group, Inc., 6.50%, 10/19/00                    50,000,000         49,566,667
----------------------------------------------------------------------------------
 CIT Group, Inc., 6.51%, 9/13/00                     50,000,000         49,891,500
----------------------------------------------------------------------------------
 Coca-Cola Enterprises, Inc., 6.60%, 9/14/00         50,000,000         49,882,820
----------------------------------------------------------------------------------
 Corporate Receivables Corp., 6.49%, 9/28/00         50,000,000         49,756,625
----------------------------------------------------------------------------------
 Corporate Receivables Corp., 6.50%, 9/22/00         50,000,000         49,810,417
----------------------------------------------------------------------------------
 GE Capital International Funding, Inc.,
 6.51%, 9/8/00                                       50,000,000         49,936,708
----------------------------------------------------------------------------------
 Heller Financial, Inc., 6.58%, 9/27/00              50,000,000         49,762,389
----------------------------------------------------------------------------------
 Heller Financial, Inc., 6.59%, 10/10/00             25,000,000         24,821,521
----------------------------------------------------------------------------------
 Heller Financial, Inc., 6.61%, 9/15/00              50,000,000         49,871,472
----------------------------------------------------------------------------------
 Hertz Corp., 6.57%, 9/13/00                         50,000,000         49,891,667
----------------------------------------------------------------------------------
 Household Finance Corp., 6.48%, 10/10/00            50,000,000         49,649,000
----------------------------------------------------------------------------------
 Household Finance Corp., 6.51%, 9/14/00             50,000,000         49,882,458
----------------------------------------------------------------------------------
 Household Finance Corp., 6.51%, 9/20/00             50,000,000         49,828,208
----------------------------------------------------------------------------------
 Lucent Technologies, Inc., 6.51%, 9/11/00           50,000,000         49,909,583
----------------------------------------------------------------------------------
 Lucent Technologies, Inc., 6.51%, 9/19/00           42,000,000         41,863,290
----------------------------------------------------------------------------------
 SBC Communications, Inc., 6.50%, 9/18/00            50,000,000         49,846,528
                                                                      ------------
 Total Short-Term Notes (Cost $893,571,764)                            893,571,764


26 | OPPENHEIMER MAIN STREET GROWTH & INCOME FUND


                                                      Principal       Market Value
                                                         Amount         See Note 1
==================================================================================
 Repurchase Agreements--1.6%

 Repurchase agreement with PaineWebber, Inc., 6.57%,
 dated 8/31/00, to be repurchased at $320,942,561 on
 9/1/00, collateralized by U.S. Treasury Bonds,
 5.25%-6.75%, 8/15/26-11/15/28, with a value of
 $134,478,929, U.S. Treasury Nts., 6.125%-6.625%,
 3/31/01-8/15/07, with a value of $163,244,059 and
 U.S. Treasury Bills, 8/31/01, with a value of
 $30,181,075 (Cost $320,884,000)                   $320,884,000    $   320,884,000
----------------------------------------------------------------------------------
 Total Investments, at Value (Cost $14,712,928,369)       100.7%    20,250,836,245
----------------------------------------------------------------------------------
 Liabilities in Excess of Other Assets                     (0.7)      (144,996,403)
                                                   -------------------------------
 Net Assets                                               100.0%   $20,105,839,842
                                                   ===============================


Footnotes to Statement of Investments

1. Non-income-producing security.
2. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended August 31, 2000. The aggregate fair value of securities of affiliated companies held by the Fund as of August 31, 2000, amounts to $72,271,860. Transactions during the period in which the issuer was an affiliate are as follows:

                                     Shares                              Shares
                                 August 31,       Gross       Gross  August 31,   Dividend
                                       1999   Additions  Reductions        2000     Income
------------------------------------------------------------------------------------------
 Canadian 88 Energy Corp.         9,943,300          --          --   9,943,300   $419,871
 Chieftain International, Inc.    1,283,100     307,000     135,000   1,455,100         --
 Frontier Oil Corp.               2,396,500     157,500          --   2,554,000         --
                                                                                  --------
                                                                                  $419,871
                                                                                  ========


See accompanying Notes to Financial Statements.


27 | OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES  August 31, 2000


==================================================================================
 Assets

 Investments, at value--see accompanying statement:
 Unaffiliated companies (cost $14,640,155,228)                     $20,178,564,385
 Affiliated companies (cost $72,773,141)                                72,271,860
                                                                   ---------------
                                                                    20,250,836,245
----------------------------------------------------------------------------------
 Cash                                                                      407,995
----------------------------------------------------------------------------------
 Receivables and other assets:
 Investments sold                                                      206,848,520
 Shares of capital stock sold                                           27,225,537
 Interest and dividends                                                 25,289,281
 Other                                                                   2,049,491
                                                                   ---------------
 Total assets                                                       20,512,657,069

==================================================================================
 Liabilities

 Payables and other liabilities:
 Investments purchased                                                 355,542,096
 Shares of capital stock redeemed                                       30,659,592
 Distribution and service plan fees                                      8,043,438
 Transfer and shareholder servicing agent fees                           7,920,171
 Directors' compensation                                                    38,269
 Other                                                                   4,613,661
                                                                   ---------------
 Total liabilities                                                     406,817,227

==================================================================================
 Net Assets                                                        $20,105,839,842
                                                                   ===============

==================================================================================
 Composition of Net Assets

 Par value of shares of capital stock                              $     4,474,933
----------------------------------------------------------------------------------
 Additional paid-in capital                                         13,823,383,572
----------------------------------------------------------------------------------
 Undistributed net investment income                                    24,930,155
----------------------------------------------------------------------------------
 Accumulated net realized gain on investments
 and foreign currency transactions                                     715,020,163
----------------------------------------------------------------------------------
 Net unrealized appreciation on investments and translation of
 assets and liabilities denominated in foreign currencies            5,538,031,019
                                                                   ---------------
 Net Assets                                                        $20,105,839,842
                                                                   ===============


28 | OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

=======================================================================================
 Net Asset Value Per Share

 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $9,264,942,969 and 204,036,278 shares of capital stock outstanding)             $45.41
 Maximum offering price per share (net asset value plus sales charge
 of 5.75% of offering price)                                                     $48.18
---------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
 $8,367,040,254 and 188,006,060 shares of capital stock outstanding)             $44.50
---------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
 $2,213,567,755 and 49,747,607 shares of capital stock outstanding)              $44.50
---------------------------------------------------------------------------------------
 Class Y Shares:
 Net asset value, redemption price and offering price per share (based on
 net assets of $260,288,864 and 5,703,332 shares of capital stock outstanding)   $45.64


See accompanying Notes to Financial Statements.


29 | OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

STATEMENT OF OPERATIONS  For the Year Ended August 31, 2000

==================================================================================
 Investment Income

 Dividends:
 Unaffiliated companies (net of foreign withholding taxes
 of $1,326,573)                                                     $  193,671,235
 Affiliated companies                                                      419,871
----------------------------------------------------------------------------------
 Interest                                                               69,042,120
                                                                    --------------
 Total income                                                          263,133,226

==================================================================================
 Expenses

 Management fees                                                        83,004,765
----------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                20,566,486
 Class B                                                                76,558,354
 Class C                                                                20,041,200
----------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                                12,703,266
 Class B                                                                11,481,425
 Class C                                                                 3,190,454
 Class Y                                                                   289,375
----------------------------------------------------------------------------------
 Registration and filing fees:
 Class A                                                                   572,199
 Class B                                                                   652,020
 Class C                                                                   160,828
 Class Y                                                                    46,377
----------------------------------------------------------------------------------
 Custodian fees and expenses                                               541,059
----------------------------------------------------------------------------------
 Directors' compensation                                                    83,898
----------------------------------------------------------------------------------
 Other                                                                   7,628,007
                                                                    --------------
 Total expenses                                                        237,519,713
 Less expenses paid indirectly                                            (102,608)
                                                                    --------------
 Net expenses                                                          237,417,105

==================================================================================
 Net Investment Income                                                  25,716,121

==================================================================================
 Realized and Unrealized Gain (Loss)

 Net realized gain (loss) on:
 Investments                                                           815,926,228
 Foreign currency transactions                                            (289,107)
                                                                    --------------
 Net realized gain                                                     815,637,121

----------------------------------------------------------------------------------
 Net change in unrealized appreciation on:
 Investments                                                         2,122,083,927
 Translation of assets and liabilities denominated
 in foreign currencies                                                     307,311
                                                                    --------------
 Net change                                                          2,122,391,238
                                                                    --------------
 Net realized and unrealized gain                                    2,938,028,359

==================================================================================
 Net Increase in Net Assets Resulting from Operations               $2,963,744,480
                                                                    ==============

See accompanying Notes to Financial Statements.


30 | OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

 Year Ended August 31,                                         2000             1999
====================================================================================
 Operations

 Net investment income                              $    25,716,121  $    14,567,725
------------------------------------------------------------------------------------
 Net realized gain                                      815,637,121    1,817,354,650
------------------------------------------------------------------------------------
 Net change in unrealized appreciation                2,122,391,238    2,243,718,581
                                                    --------------------------------
 Net increase in net assets resulting from
 operations                                           2,963,744,480    4,075,640,956

====================================================================================
 Dividends and/or Distributions to Shareholders

 Dividends from net investment income:
 Class A                                                         --      (24,187,140)
 Class Y                                                         --         (366,378)
------------------------------------------------------------------------------------
 Distributions from net realized gain:
 Class A                                               (836,365,157)    (234,009,868)
 Class B                                               (767,512,693)    (203,350,853)
 Class C                                               (200,352,973)     (54,987,485)
 Class Y                                                (18,395,117)      (3,019,461)

====================================================================================
 Capital Stock Transactions

 Net increase in net assets resulting from capital
 stock transactions:
 Class A                                                974,471,411    1,090,840,369
 Class B                                                854,371,197    1,460,515,643
 Class C                                                245,292,728      315,914,172
 Class Y                                                 95,078,344       73,447,756

====================================================================================
 Net Assets

 Total increase                                       3,310,332,220    6,496,437,711
------------------------------------------------------------------------------------
 Beginning of period                                 16,795,507,622   10,299,069,911
                                                    --------------------------------
 End of period [including undistributed
 (overdistributed) net investment income of
 $24,930,155 and $(3), respectively]                $20,105,839,842  $16,795,507,622
                                                    ================================

See accompanying Notes to Financial Statements.


31 | OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

FINANCIAL HIGHLIGHTS

                                                                                                             Year          Year
                                                                                                            Ended         Ended
                                                                                                         Aug. 31,      June 30,
 Class A                                             2000          1999          1998          1997       1996(1)          1996
===============================================================================================================================
 Per Share Operating Data

 Net asset value, beginning of period              $42.89        $32.32        $33.87        $27.95        $28.89        $24.07
-------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                .21           .19           .29           .39           .07           .40
 Net realized and unrealized gain (loss)             6.79         12.03           .99          7.91         (1.01)         4.93
                                                   ----------------------------------------------------------------------------
 Total income (loss) from investment
 operations                                          7.00         12.22          1.28          8.30          (.94)         5.33
-------------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                  --          (.15)         (.33)         (.40)           --          (.43)
 Distributions from net realized gain               (4.48)        (1.50)        (2.50)        (1.98)           --          (.08)
                                                   ----------------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                    (4.48)        (1.65)        (2.83)        (2.38)           --          (.51)
-------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                    $45.41        $42.89        $32.32        $33.87        $27.95        $28.89
                                                   ============================================================================

===============================================================================================================================
 Total Return, at Net Asset Value(2)                17.74%        38.62%         3.68%        31.09%        (3.25)%       22.26%

===============================================================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in millions)           $9,265        $7,724        $4,933        $4,457        $3,143        $3,147
-------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in millions)                  $8,428        $6,722        $5,184        $3,857        $3,090        $2,516
-------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                               0.54%         0.50%         0.83%         1.29%         1.57%         1.55%
 Expenses                                            0.90%         0.91%         0.90%(4)      0.94%(4)      0.98%(4)      0.99%(4)
-------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                               73%           72%           81%           62%           18%           93%


1. For the two months ended August 31, 1996. The Fund changed its fiscal year end from June 30 to August 31.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additonal shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.


32 | OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

                                                                                                             Year          Year
                                                                                                            Ended         Ended
                                                                                                         Aug. 31,      June 30,
 Class B                                             2000          1999          1998          1997       1996(1)          1996
===============================================================================================================================
 Per Share Operating Data

 Net asset value, beginning of period              $42.42        $32.07        $33.66        $27.79        $28.77        $24.00
-------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                        (.08)         (.08)          .04           .17           .04           .23
 Net realized and unrealized gain (loss)             6.64         11.93           .96          7.86         (1.02)         4.87
                                                   ----------------------------------------------------------------------------
 Total income (loss) from investment
 operations                                          6.56         11.85          1.00          8.03          (.98)         5.10
-------------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                  --            --          (.09)         (.18)           --          (.25)
 Distributions from net realized gain               (4.48)        (1.50)        (2.50)        (1.98)           --          (.08)
                                                   ----------------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                    (4.48)        (1.50)        (2.59)        (2.16)           --          (.33)
-------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                    $44.50        $42.42        $32.07        $33.66        $27.79        $28.77
                                                   ============================================================================

===============================================================================================================================
Total Return, at Net Asset Value(2)                 16.84%        37.62%         2.86%        30.12%        (3.41)%       21.34%

===============================================================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in millions)           $8,367        $7,073        $4,168        $3,308        $1,909        $1,800
-------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in millions)                  $7,628        $5,930        $4,123        $2,642        $1,818        $1,155
-------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income (loss)                       (0.22)%       (0.26)%        0.06%         0.53%         0.82%         0.74%
 Expenses                                            1.66%         1.66%         1.66%(4)      1.69%(4)      1.74%(4)      1.76%(4)
-------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                               73%           72%           81%           62%           18%           93%


1. For the two months ended August 31, 1996. The Fund changed its fiscal year end from June 30 to August 31.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additonal shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.


33 | OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

FINANCIAL HIGHLIGHTS  Continued

                                                                                                             Year          Year
                                                                                                            Ended         Ended
                                                                                                         Aug. 31,      June 30,
 Class C                                             2000          1999          1998          1997       1996(1)          1996
===============================================================================================================================
 Per Share Operating Data

 Net asset value, beginning of period              $42.41        $32.07        $33.64        $27.78        $28.75        $23.97
-------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                        (.08)         (.09)          .03           .16           .04           .21
 Net realized and unrealized gain (loss)             6.65         11.93           .98          7.85         (1.01)         4.88
                                                   ----------------------------------------------------------------------------
 Total income (loss) from investment
 operations                                          6.57         11.84          1.01          8.01          (.97)         5.09
-------------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                  --            --          (.08)         (.17)           --          (.23)
 Distributions from net realized gain               (4.48)        (1.50)        (2.50)        (1.98)           --          (.08)
                                                   ----------------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                    (4.48)        (1.50)        (2.58)        (2.15)           --          (.31)
-------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                    $44.50        $42.41        $32.07        $33.64        $27.78        $28.75

===============================================================================================================================
 Total Return, at Net Asset Value(2)                16.87%        37.59%         2.91%        30.07%        (3.37)%       21.35%
                                                   ============================================================================

===============================================================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in millions)           $2,214        $1,851        $1,145        $1,030          $744          $741
-------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in millions)                  $2,004        $1,583        $1,184          $904          $730          $588
-------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income (loss)                       (0.23)%       (0.25)%        0.07%         0.54%         0.82%         0.80%
 Expenses                                            1.67%         1.66%         1.65%(4)      1.69%(4)      1.73%(4)      1.74%(4)
-------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                               73%           72%           81%           62%           18%           93%


1. For the two months ended August 31, 1996. The Fund changed its fiscal year end from June 30 to August 31.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additonal shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.


34 | OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

 Class Y     Year Ended August 31,                 2000      1999      1998     1997(1)
=======================================================================================
 Per Share Operating Data

 Net asset value, beginning of period            $43.00    $32.38    $33.94   $29.55
---------------------------------------------------------------------------------------
 Income from investment operations:
 Net investment income                              .24       .24       .38      .41
 Net realized and unrealized gain                  6.88     12.07       .97     6.30
                                                 --------------------------------------
 Total income from investment
 operations                                        7.12     12.31      1.35     6.71
---------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                --      (.19)     (.41)    (.34)
 Distributions from net realized gain             (4.48)    (1.50)    (2.50)   (1.98)
                                                 --------------------------------------
 Total dividends and/or distributions
 to shareholders                                  (4.48)    (1.69)    (2.91)   (2.32)
---------------------------------------------------------------------------------------
 Net asset value, end of period                  $45.64    $43.00    $32.38   $33.94
                                                 ======================================

=======================================================================================
 Total Return, at Net Asset Value(2)              18.00%    38.84%     3.88%   23.98%

=======================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in millions)           $260      $148       $53      $16
---------------------------------------------------------------------------------------
 Average net assets (in millions)                  $206      $ 99       $37      $ 5
---------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                             0.77%     0.63%     1.02%    1.58%
 Expenses                                          0.66%     0.77%     0.67%(4) 0.65%(4)
---------------------------------------------------------------------------------------
 Portfolio turnover rate                             73%       72%       81%      62%


1. For the period from November 1, 1996 (inception of offering) to August 31, 1997.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additonal shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.


35 | OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

NOTES TO FINANCIAL STATEMENTS

================================================================================
1. Significant Accounting Policies
Oppenheimer Main Street(R) Growth & Income Fund (the Fund) is a separate series of Oppenheimer Main Street Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high total return, which includes current income and capital appreciation in the value of its shares, from equity and debt securities. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
     The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge
(CDSC). Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Directors, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Directors. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.


36 | OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.
--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
     The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended August 31, 2000, amounts have been reclassified to reflect an increase in paid-in capital of $84,966,366, a decrease in undistributed net investment income of $785,963, and a decrease in accumulated net realized gain on investments of $84,180,403. This reclassification includes $84,966,366 distributed in connection with Fund share redemptions which increased paid-in capital and reduced accumulated net realized gain. Net assets of the Fund were unaffected by the reclassifications.
--------------------------------------------------------------------------------
Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.


37 | OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

NOTES TO FINANCIAL STATEMENTS  Continued


================================================================================
1. Significant Accounting Policies Continued
Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
================================================================================
2. Capital Stock
The Fund has authorized 840 million shares of $.01 par value capital stock (400 million for Class A, 300 million for Class B, 100 million for Class C and 40 million for Class Y). Transactions in shares of capital stock were as follows:

                                      Year Ended August 31, 2000           Year Ended August 31, 1999
                                     Shares               Amount             Shares            Amount
-----------------------------------------------------------------------------------------------------
 Class A
 Sold                            52,078,604      $ 2,188,227,198         52,580,490   $ 2,113,305,491
 Dividends and/or
 distributions reinvested        18,965,173          757,847,403          6,595,444       245,649,292
 Redeemed                       (47,076,017)      (1,971,603,190)       (31,752,422)   (1,268,114,414)
                                ---------------------------------------------------------------------
 Net increase                    23,967,760      $   974,471,411         27,423,512   $ 1,090,840,369
                                =====================================================================
-----------------------------------------------------------------------------------------------------
 Class B
 Sold                            39,952,471      $ 1,655,606,879         52,000,058   $ 2,077,494,632
 Dividends and/or
 distributions reinvested        18,413,884          725,319,656          5,185,756       192,649,282
 Redeemed                       (37,089,266)      (1,526,555,338)       (20,423,510)     (809,628,271)
                                ---------------------------------------------------------------------
 Net increase                    21,277,089      $   854,371,197         36,762,304   $ 1,460,515,643
                                =====================================================================
-----------------------------------------------------------------------------------------------------
 Class C
 Sold                            12,329,312      $   509,154,643         13,350,165   $   533,257,647
 Dividends and/or
 distributions reinvested         4,785,416          188,449,754          1,399,474        51,976,501
 Redeemed                       (11,002,798)        (452,311,669)        (6,809,689)     (269,319,976)
                                ---------------------------------------------------------------------
 Net increase                     6,111,930      $   245,292,728          7,939,950   $   315,914,172
                                =====================================================================
-----------------------------------------------------------------------------------------------------
 Class Y
 Sold                             4,234,165      $   179,097,253          2,655,008   $   108,147,707
 Dividends and/or
 distributions reinvested           458,846           18,395,117             90,768         3,385,839
 Redeemed                        (2,441,080)        (102,414,026)          (933,166)      (38,085,790)
                                ---------------------------------------------------------------------
 Net increase                     2,251,931      $    95,078,344          1,812,610   $    73,447,756
                                =====================================================================


38 | OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

================================================================================
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended August 31, 2000, were $13,249,348,613 and $12,545,796,876, respectively.

As of August 31, 2000, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $14,737,935,202 was:

Gross unrealized appreciation       $5,845,654,299
Gross unrealized depreciation         (332,753,256)
                                    --------------
Net unrealized appreciation         $5,512,901,043
                                    ==============

================================================================================
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.65% of the first $200 million of average annual net assets of the Fund, 0.60% of the next $150 million, 0.55% of the next $150 million and 0.45% of average annual net assets in excess of $500 million. The Fund's management fee for the year ended August 31, 2000, was an annualized rate of 0.45%, before any waiver by the Manager if applicable.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund on an "at-cost" basis. OFS also acts as the transfer and shareholder servicing agent for the other Oppenheimer funds.
--------------------------------------------------------------------------------
Distribution and Service Plan Fees. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                       Aggregate        Class A     Commissions    Commissions    Commissions
                       Front-End      Front-End      on Class A     on Class B     on Class C
                   Sales Charges  Sales Charges          Shares         Shares         Shares
                      on Class A    Retained by     Advanced by    Advanced by    Advanced by
 Year Ended               Shares    Distributor  Distributor(1) Distributor(1) Distributor(1)
---------------------------------------------------------------------------------------------
 August 31, 2000     $27,942,876     $7,652,953      $2,076,756    $48,918,066     $4,083,097

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                                Class A                  Class B                  Class C
                    Contingent Deferred      Contingent Deferred      Contingent Deferred
                          Sales Charges            Sales Charges            Sales Charges
 Year Ended     Retained by Distributor  Retained by Distributor  Retained by Distributor
-----------------------------------------------------------------------------------------
 August 31, 2000               $171,277              $16,333,931                 $414,152

     The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.


39 | OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

NOTES TO FINANCIAL STATEMENTS  Continued

================================================================================
4. Fees and Other Transactions with Affiliates Continued
Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the year ended August 31, 2000, payments under the Class A plan totaled $20,566,486 prior to Manager waivers if applicable, all of which were paid by the Distributor to recipients, and included $1,142,760 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
Class B and Class C Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
     The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
     The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended August 31, 2000, were as follows:

                                                      Distributor's  Distributor's
                                                          Aggregate   Unreimbursed
                                                       Unreimbursed  Expenses as %
                  Total Payments     Amount Retained       Expenses  of Net Assets
                      Under Plan      by Distributor     Under Plan       of Class
----------------------------------------------------------------------------------
 Class B Plan        $76,558,354         $62,624,462   $123,993,134           1.48%
 Class C Plan         20,041,200           5,748,527     18,621,731           0.84


40 | OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

================================================================================
5. Foreign Currency Contracts
A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
     The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities.
     The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.
     Securities denominated in foreign currency to cover net exposure on outstanding foreign currency contracts are noted in the Statement of Investments where applicable.
================================================================================
6. Bank Borrowings
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
     The Fund had no borrowings outstanding during the year ended August 31,
2000.
================================================================================
7. Other Matters
On April 13, 2000, the Board of Directors approved the reorganization of Oppenheimer Disciplined Value Fund with and into Oppenheimer Main Street Growth & Income Fund. Shareholders of the Oppenheimer Disciplined Value Fund will be asked to approve a reorganization whereby shareholders would receive shares of Oppenheimer Main Street Growth & Income Fund. If shareholder approval is received, it is expected that the reorganization will occur during the fourth quarter of calendar 2000.


41 | OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

INDEPENDENT AUDITORS' REPORT


================================================================================
To the Board of Directors and Shareholders of Oppenheimer Main Street Growth & Income Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Main Street Growth & Income Fund, including the statement of investments, as of August 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, the two-month period ended August 31, 1996, and the one-year ended June 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Main Street Growth & Income Fund as of August 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, the two-month period ended August 31, 1996, and the one-year ended June 30, 1996, in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP

Denver, Colorado
September 22, 2000


42 | OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

FEDERAL INCOME TAX INFORMATION  Unaudited


================================================================================
In early 2001 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2000. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     Dividends and distributions of $4.4805 per share were paid to Class A, Class B, Class C and Class Y shareholders, on December 3, 1999, of which $4.0105 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).
     Dividends paid by the Fund during the fiscal year ended August 31, 2000, which are not designated as capital gain distributions should be multiplied by 100% to arrive at the net amount eligible for the corporate dividend-received deduction.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


43 | OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

OPPENHEIMER MAIN STREET(R) GROWTH & INCOME FUND

A Series of Oppenheimer Main Street Funds, Inc.
==================================================================================
Officers and Directors    James C. Swain, Director and Chairman of the Board
                          Bridget A. Macaskill, Director and President
                          Robert G. Avis, Director
                          George C. Bowen, Director
                          Jon S. Fossel, Director
                          Sam Freedman, Director
                          Raymond J. Kalinowski, Director
                          C. Howard Kast, Director
                          Robert M. Kirchner, Director
                          Charles Albers, Vice President
                          Nikolaos D. Monoyios, Vice President
                          Andrew J. Donohue, Vice President and Secretary
                          Brian W. Wixted, Treasurer
                          Robert J. Bishop, Assistant Treasurer
                          Scott T. Farrar, Assistant Treasurer
                          Robert G. Zack, Assistant Secretary

==================================================================================
 Investment Advisor       OppenheimerFunds, Inc.

 ==================================================================================
 Distributor              OppenheimerFunds Distributor, Inc.

 ==================================================================================
 Transfer and Shareholder OppenheimerFunds Services
 Servicing Agent

==================================================================================
 Custodian of             The Bank of New York
 Portfolio Securities

==================================================================================
 Independent Auditors     Deloitte & Touche LLP

==================================================================================
 Legal Counsel            Myer, Swanson, Adams & Wolf, P.C.

                          For more complete information about Oppenheimer Main
                          Street Growth & Income Fund, please refer to the
                          Prospectus. To obtain a copy, call your financial advisor, or call OppenheimerFunds Distributor, Inc. at 1.800.525.7048, or visit the OppenheimerFunds Internet website, at www.oppenheimerfunds.com.

                          Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

                          Oppenheimer funds are distributed by OppenheimerFunds
                          Distributor, Inc., Two World Trade Center, New York,
                          NY 10048-0203.

                          (C)Copyright 2000 OppenheimerFunds, Inc. All rights reserved.


44 | OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

INFORMATION AND SERVICES

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance. So call us today, or visit our website--we're here to help.

Internet
24-hr access to account information and transactions(1)
www.oppenheimerfunds.com
--------------------------------------------------------------------------------
General Information
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.525.7048
--------------------------------------------------------------------------------
Telephone Transactions
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.852.8457
--------------------------------------------------------------------------------
PhoneLink
24-hr automated information and automated transactions
1.800.533.3310
--------------------------------------------------------------------------------
Telecommunications Device for the Deaf (TDD)
Mon-Fri 9am-6:30pm ET
1.800.843.4461
--------------------------------------------------------------------------------
OppenheimerFunds Market Hotline
24 hours a day, timely and insightful messages on the
economy and issues that may affect your investments
1.800.835.3104
--------------------------------------------------------------------------------
Transfer and Shareholder Servicing Agent
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270
--------------------------------------------------------------------------------
Ticker Symbols  Class A: MSIGX  Class B: OMSBX  Class C: MIGCX  Class Y: MIGYX

1. At times this website may be inaccessible or its transaction feature may be unavailable.


                                                       [logo]OppenheimerFunds(R)
RA0700.001.0800 October 30, 2000                               Distributor, Inc.